                                    [PHOTO]
                                                  ANNUAL REPORT OCTOBER 31, 2000

Oppenheimer
WORLD BOND FUND

                                                         [OPPENHEIMERFUNDS LOGO]
                                                         THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

       CONTENTS
    1  President's Letter

    3  An Interview
       with Your Fund's
       Managers

    7  Fund Performance

   12  FINANCIAL
       STATEMENTS

   36  INDEPENDENT
       AUDITORS' REPORT

   37  Federal
       Income Tax
       Information

   38  Officers and Trustees

THE FUND HAS BENEFITED FROM ITS INVESTMENTS IN BONDS from the emerging markets of Latin America and Eastern Europe. THE RISING PRICE OF OIL HAS CREATED INVESTMENT OPPORTUNITIES IN OIL-PRODUCING NATIONS such as Russia, Venezuela and Mexico.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 10/31/00

Class A
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
5.09%      0.09%

Class B
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
4.21%      -0.64%

Class C
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
4.18%      3.21%


                   *SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
BRIDGET A. MACASKILL
PRESIDENT
OPPENHEIMER
WORLD BOND FUND

DEAR SHAREHOLDER,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

       We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

       In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

       Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


                         1  OPPENHEIMER WORLD BOND FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

       What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

       At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

       In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 21, 2000


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                         2  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
ART STEINMETZ
RUGGERO DE'ROSSI


Q. HOW DID OPPENHEIMER WORLD BOND FUND PERFORM OVER THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 2000?

A. In light of mixed conditions in the world's various bond markets, we are generally pleased with the Fund's performance over the past 12 months. The areas that contributed positively to the Fund were the emerging markets, especially bonds issued by countries in Eastern Europe and Latin America. By contrast, areas that contributed negatively to the Fund's performance included bonds from most developed nations, including corporate bonds in the United States and Europe. These particular bonds lagged because of concerns related to potential inflationary pressures and rising interest rates.(1)

WHY DID THE EMERGING MARKETS OUTPERFORM THE DEVELOPED MARKETS OVER THE PAST
YEAR?

The emerging markets in Asia, Latin America and Eastern Europe began the reporting period in the midst of a recovery from their lows of 1998, when the global credit and currency crisis hit their fixed-income markets particularly hard. That recovery continued into 2000 as more developing nations adopted long-awaited market reforms and solidified their economic foundations. In contrast, most developed markets began the period enjoying strong economic growth characterized by productivity improvements and low inflation. Many of these factors were already reflected in their bond markets when the fiscal year began. However, when robust growth later threatened to rekindle long-dormant inflationary pressures, their bond markets declined from relatively high levels.

1. Investing in foreign bonds, especially in emerging markets, entails higher expenses and risks, such as foreign currency fluctuations. Investing in high yield junk bonds carries greater risk of volatility and default. Please see the prospectus for more information on the risks of investing in the Fund.



                         3  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

"The strong U.S. economy has allowed export-oriented industries to drive strong rebounds in the world's developing economies."

       In addition, as its economy has slowed, the U.S. market has recently experienced a deterioration of corporate credit quality. Default rates have risen, as has the number of companies receiving credit-rating downgrades from the major bond rating agencies.

WHY IS U.S. CREDIT QUALITY DETERIORATING DURING A TIME OF POSITIVE ECONOMIC GROWTH?

There are two primary reasons for this phenomenon. First, although consumer spending has remained strong, many U.S. businesses have not been able to raise prices to offset higher costs for raw materials. Second, many U.S. companies are encountering greater difficulty obtaining financing as lenders have become more cautious in a slower economy. Fortunately, we have recently focused primarily on industries that tend not to come to the market for refinancing on a regular basis.

HOW HAVE THE FUND'S U.S. GOVERNMENT HOLDINGS FARED?

U.S. Government bonds have been one of the bright spots in the world bond markets over the past year. This is especially true of long-term U.S. Treasury bonds, which have benefited from a federal budget surplus. This is primarily because the government has been using a portion of the budget surplus to buy back higher-yielding, seasoned bonds, thereby reducing the available supply of government-guaranteed securities. At the same time, U.S. Treasury bonds have remained in demand by domestic and foreign investors seeking a haven for their assets. As a result, prices of these bonds have remained relatively high.

       Our holdings of mortgage-backed securities issued by U.S. Government agencies have also provided positive returns, although not nearly as attractive as those produced by U.S. Treasury securities. Mortgage-backed securities' yields have generally been stable over the past 12 months, as a reduction in pre-payment risk--the tendency of homeowners to refinance or repay their mortgages early--for the most part offset the effects of higher interest rates.


                         4  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/00(2)
Class A
1-Year      5-Year    10-Year
--------------------------------------------------
3.23%       5.40%     6.71%

Class B               Since
1-Year      5-Year    Inception
--------------------------------------------------
2.64%       N/A       1.06%

Class C               Since
1-Year      5-Year    Inception
--------------------------------------------------
6.60%       N/A       2.02%
--------------------------------------------------

--------------------------------------------------
STANDARDIZED YIELDS(3)
For the 30 Days Ended 10/31/00
--------------------------------------------------
Class A     7.64%
--------------------------------------------------
Class B     7.15
--------------------------------------------------
Class C     7.19
--------------------------------------------------

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

We have generally reduced our exposure to bonds denominated in the euro, and we have increased our exposure to the emerging markets. The former strategy was designed to limit our exposure to adverse changes in exchange rates that affect the euro, the new currency of the European Monetary Union. We effected these changes in the portfolio primarily in response to lackluster economic growth in Europe, as well as to an imbalance in capital flows: European investors have been investing in U.S. markets to a much greater extent than U.S. investors have been investing in European markets.

       As for our increased allocation to the emerging markets, we have focused primarily on oil-producing nations, such as Russia, Venezuela and Mexico. We believe these nations may benefit from the high price of oil.

WHERE ARE YOU CURRENTLY FINDING ATTRACTIVE OPPORTUNITIES?

In our opinion, Russia, which continues to benefit from the restructuring of the debt of the former Soviet Union, offers some attractive opportunities. The restructuring has reduced Russia's sovereign debt considerably, to the extent that the country may soon be in a position to begin repaying its debt. Accordingly, we carefully select opportunities for investment.


2. See page 10 for further details.

3. Standardized yield is based on net investment income for the 30-day period ended October 31, 2000. Falling share prices will tend to artificially raise yields.


                         5  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------
REGIONAL ALLOCATION
PERCENTAGE OF INVESTED ASSETS(4)

[PIECHART]

- United States/
  Canada              39.9%
- Europe              23.4
- Latin America       16.5
- Asia                 9.2
- Emerging
  Europe               6.4
- Middle East/
  Africa               3.1
- Supranational        1.5

--------------------------------------------------

It is important to understand that we manage the Fund for the long term, not just according to prevailing economic and market conditions. Accordingly, we continue to evaluate the Fund's assets that are allocated among the various regions and sectors of the world's bond markets. Indeed, we believe that participating in such a broad world of opportunity is part of what makes OppenheimerFunds The Right Way to Invest.

TOP TEN COUNTRY HOLDINGS(4)
 ..................................................
United States                                38.9%
 ..................................................
Finland                                       5.4
 ..................................................
Russia                                        4.8
 ..................................................
Italy                                         4.7
 ..................................................
Mexico                                        4.4
 ..................................................
Brazil                                        3.7
 ..................................................
Turkey                                        3.6
 ..................................................
Argentina                                     3.3
 ..................................................
Great Britain                                 3.0
 ..................................................
Japan                                         2.7
 ..................................................

4. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of investments.


                         6  OPPENHEIMER WORLD BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended October 31, 2000, Oppenheimer World Bond Fund's performance was influenced by changes in economic and market conditions worldwide. The Fund's returns were driven primarily by rising bond prices in the emerging markets of Latin America and Eastern Europe, which have benefited from, among other factors, exports to a strong U.S. economy. In contrast, the Fund's returns were constrained by weakness in bonds from most developed nations including U.S. and European corporate bonds. These types of bonds declined because of concerns related to potential inflationary pressures and rising interest rates. The Fund's portfolio holdings, allocations and investment style are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

       The Fund's performance is compared to that of Salomon Brothers World Government Bond Index. This Index is an inclusive index of institutionally traded bonds, including fixed-rate bonds, with a remaining maturity of one year longer with amounts outstanding of at least the equivalent of $25 million dollars. Floating- or variable-rate bonds and private placement-type securities are not included. The Index is designed to measure the total return performance of the domestic and foreign government bond markets.

       Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                         7  OPPENHEIMER WORLD BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer World Bond Fund (Class A)
-- Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

Date                Oppenheimer                Salomon Brothers
             World Bond Fund (Class A)   World Government Bond Index
10/31/90               9525                         10000
01/31/91               9917                         10487
04/30/91              10264                         10710
07/31/91              10522                         10874
10/31/91              11041                         11446
01/31/92              11249                         11776
04/30/92              11408                         11834
07/31/92              11760                         12520
10/31/92              11675                         12640
01/31/93              11907                         13117
04/30/93              12236                         13524
07/31/93              12567                         13891
10/31/93              12852                         14293
01/31/94              13238                         14394
04/30/94              12704                         13664
07/31/94              12920                         13862
10/31/94              12978                         13663
01/31/95              12712                         13990
04/30/95              13128                         14550
07/31/95              13776                         15206
10/31/95              14122                         15756
01/31/96              14750                         16339
04/30/96              14949                         15749
07/31/96              15395                         15976
10/31/96              16119                         16573
01/31/97              16642                         16703
04/30/97              16697                         16773
07/31/97              17364                         17601
10/31/97              17398                         17997
01/31/98              17521                         18568
04/30/98              17897                         18645
07/31/98              17784                         19084
10/31/98              16832                         20074
01/31/99              17344                         20238
04/30/99              17467                         19848
07/31/99              17566                         19606
10/31/99              18022                         19786
01/31/00              18325                         19668
04/30/00              18642                         20299
07/31/00              19104                         20883
10/31/00              18939                         21412

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/00(1)
1-YEAR 0.09%     5-YEAR 5.02%     10-YEAR 6.59%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer World Bond Fund (Class B)
-- Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

Date                Oppenheimer                Salomon Brothers
             World Bond Fund (Class B)   World Government Bond Index
04/27/98              10000                          10000
04/30/98              10030                          10000
07/31/98               9947                          10235
10/31/98               9407                          10767
01/31/99               9660                          10855
04/30/99               9724                          10646
07/31/99               9746                          10516
10/31/99               9992                          10612
01/31/00              10142                          10549
04/30/00              10285                          10887
07/31/00              10522                          11201
10/31/00              10159                          11484

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/00(1)
1-YEAR 0.64%     LIFE 0.63%

1. See page 10 for further details.


                          8  OPPENHEIMER WORLD BOND FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer World Bond Fund (Class C)
-- Salomon Brothers World Government Bond Index

[The following table was originally a line graph in the printed materials.]

Date                Oppenheimer                Salomon Brothers
             World Bond Fund (Class C)   World Government Bond Index

04/27/98              10000                          10000
04/30/98              10030                          10000
07/31/98               9948                          10235
10/31/98               9391                          10767
01/31/99               9644                          10855
04/30/99               9709                          10646
07/31/99               9744                          10516
10/31/99               9977                          10612
01/31/00              10126                          10549
04/30/00              10268                          10887
07/31/00              10504                          11201
10/31/00              10394                          11484

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/00(1)
1-YEAR 3.21%     LIFE 1.55%

THE PERFORMANCE INFORMATION FOR THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IN THE GRAPHS BEGINS ON 10/31/90 FOR CLASS A AND 4/30/98 FOR BOTH CLASS B AND CLASS C.

1. See page 10 for further details.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

                         9  OPPENHEIMER WORLD BOND FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares of the Fund were first publicly offered on 11/23/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 4/27/98. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 4/27/98. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         10  OPPENHEIMER WORLD BOND FUND

                                                                      FINANCIALS



                         11  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                            PRINCIPAL   MARKET VALUE
                                                                               AMOUNT     SEE NOTE 1
====================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--9.5%
----------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--7.0%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--6.3%
 Federal Home Loan Mortgage Corp.:
 11.50%, 1/1/18                                                            $   13,985     $   14,982
 13%, 5/1/19                                                                  133,544        152,640
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates,
 Series 2054, Cl. TE, 6.25%, 4/15/24                                          109,000        103,481
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 197, Cl. IO, 9.003%, 4/1/28(1)                                      1,272,703        386,584
 Series 199, Cl. IO, 21.681%, 8/1/28(1)                                     1,184,095        371,140
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.50%, 3/1/28                             2,005,690      1,930,317
                                                                                          ----------
                                                                                           2,959,144

----------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--0.7%
 Government National Mortgage Assn.:
 7.50%, 5/15/24-1/15/26                                                       270,206        271,494
 11%, 10/20/19                                                                 39,326         42,669
                                                                                          ----------
                                                                                             314,163

----------------------------------------------------------------------------------------------------
 PRIVATE--2.5%
----------------------------------------------------------------------------------------------------
 COMMERCIAL--2.5%
 Commercial Mortgage Acceptance Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 39.648%, 12/25/20(1,2)      4,942,337         61,779
----------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
 Certificates, Series 1997-CHL1, Cl. C, 8.125%, 7/25/06(2,3)                  200,000        190,500
----------------------------------------------------------------------------------------------------
 Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
 Certificates, Series 1995-C2, Cl. D, 7.595%, 6/15/21(3)                       97,850         97,743
----------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1996-C1, Cl. E, 7.41%, 3/15/06(2,3)                     553,342        475,442
----------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
 Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(4)                      250,000        213,486
----------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through
 Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27                           71,799         66,398
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through
 Certificates, Series 1995-C4, Cl. E, 8.90%, 6/25/26(2,3)                     100,000         99,656
                                                                                          ----------
                                                                                           1,205,004
                                                                                          ----------
 Total Mortgage-Backed Obligations (Cost $4,381,133)                                       4,478,311


                         12  OPPENHEIMER WORLD BOND FUND

                                                                            PRINCIPAL   MARKET VALUE
                                                                               AMOUNT     SEE NOTE 1
====================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--20.0%
----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 8.875%, 2/15/19                                                           $  275,000     $  361,630
 STRIPS, 5.97%, 11/15/18(5,6)                                               4,050,000      1,384,521
 STRIPS, 6.24%, 5/15/05(5)                                                    837,000        642,873
----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.25%, 5/15/04                                                             3,000,000      2,941,038
 5.625%, 11/30/00(7)                                                          750,000        749,737
 6.50%, 2/15/10                                                               140,000        146,595
 7%, 7/15/06(6)                                                             3,000,000      3,163,434
                                                                                          ----------
 Total U.S. Government Obligations (Cost $9,240,856)                                       9,389,828

====================================================================================================
 FOREIGN GOVERNMENT OBLIGATIONS--45.9%
----------------------------------------------------------------------------------------------------
 ARGENTINA--3.2%
 Argentina (Republic of) Bonds:
 11.375%, 3/15/10                                                             130,000        108,875
 11.75%, 6/15/15                                                              559,000        476,827
 Bonos de Consolidacion de Deudas, Series PRE3,
 2.735%, 9/1/02(3) [ARP]                                                      293,917        263,323
----------------------------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 6%, 3/31/23(3)                            480,000        315,600
----------------------------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                    55,000         48,125
----------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Bonos de Consolidacion
 de Deudas, Series PBA1, 2.735%, 4/1/07(3) [ARP]                              237,529        154,540
----------------------------------------------------------------------------------------------------
 City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                  160,000        134,427
                                                                                          ----------
                                                                                           1,501,717

----------------------------------------------------------------------------------------------------
 BELGIUM--1.0%
 Belgium (Kingdom of) Bonds, Series 35, 5.75%, 9/28/10 [EUR]                  535,000        458,908
----------------------------------------------------------------------------------------------------
 BRAZIL--2.8%
 Brazil (Federal Republic of) Bonds:
 10.125%, 5/15/27                                                             320,000        240,800
 12.25%, 3/6/30                                                                45,000         39,285
 12.75%, 1/15/20                                                              785,000        724,162
----------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Capitalization Bonds, 8%, 4/15/14           36,942         27,568
----------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Gtd. Disc. Bonds, 7.625%, 4/15/24(3)             27,000         20,722
----------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40                35,200         26,840
----------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsub. Bonds, 14.50%, 10/15/09                  230,000        245,295
                                                                                          ----------
                                                                                           1,324,672

----------------------------------------------------------------------------------------------------
 BULGARIA--0.3%
 Bulgaria (Republic of) Disc. Bonds, Tranche A, 7.75%, 7/28/24(3)             160,000        120,400
----------------------------------------------------------------------------------------------------

 Bulgaria (Republic of) Front-Loaded Interest Reduction
 Bearer Bonds, Tranche A, 3%, 7/28/12(3)                                       55,000         39,531
                                                                                          ----------
                                                                                             159,931


                         13  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                            PRINCIPAL   MARKET VALUE
                                                                               AMOUNT     SEE NOTE 1
====================================================================================================
CANADA--1.0%
Canada (Government of) Bonds, 7%, 12/1/06 [CAD]                           $   650,000    $   450,021
----------------------------------------------------------------------------------------------------
COLOMBIA--0.4%
Colombia (Republic of) Bonds, 9.75%, 4/23/09                                  216,000        173,340
----------------------------------------------------------------------------------------------------
ECUADOR--0.5%
Ecuador (Republic of) Bonds, 4%, 8/15/30(3,4)                                 202,000         76,861
----------------------------------------------------------------------------------------------------
Ecuador (Republic of) Unsec. Bonds:
4%, 8/15/30(3)                                                                330,000        125,565
12%, 11/15/12(4)                                                               35,000         23,800
12%, 11/15/12                                                                  40,000         27,200
                                                                                         -----------
                                                                                             253,426

----------------------------------------------------------------------------------------------------
FINLAND--5.3%
Finland (Republic of) Bonds:
5.75%, 2/23/11 [EUR]                                                        2,650,000      2,298,632
Series RG, 9.50%, 3/15/04 [EUR]                                               180,000        171,879
                                                                                         -----------
                                                                                           2,470,511

----------------------------------------------------------------------------------------------------
FRANCE--2.4%
France (Government of) Bonds, Obligations
Assimilables du Tresor, 5.50%, 4/25/07 [EUR]                                1,330,000      1,144,319
----------------------------------------------------------------------------------------------------
GERMANY--1.3%
Germany (Republic of) Bonds:
5.375%, 1/4/10 [EUR]                                                          410,000        351,408
7.50%, 9/9/04 [EUR]                                                           270,000        246,771
                                                                                         -----------
                                                                                             598,179

----------------------------------------------------------------------------------------------------
GREAT BRITAIN--2.9%
United Kingdom Treasury Bonds, 8.50%, 12/7/05 [GBP]                           830,000      1,360,983
----------------------------------------------------------------------------------------------------
GREECE--0.3%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08 [GRD]                         53,300,000        153,749
----------------------------------------------------------------------------------------------------
ITALY--4.6%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
5.25%, 12/15/05 [EUR]                                                         160,000        135,114
5.50%, 11/1/10 [EUR]                                                        2,400,000      2,031,595
                                                                                         -----------
                                                                                           2,166,709

----------------------------------------------------------------------------------------------------
IVORY COAST--0.2%
Ivory Coast (Government of) Past Due Interest Bonds,
Series F, 1.90%, 3/29/18(8) [FRF]                                           3,899,750         72,437
----------------------------------------------------------------------------------------------------
JAPAN--1.6%
Japan (Government of) Bonds, Series 187, 3.30%, 6/20/06 [JPY]              73,600,000        744,291
----------------------------------------------------------------------------------------------------
MEXICO--1.2%
United Mexican States Bonds, 11.375%, 9/15/16                                 518,000        587,930
----------------------------------------------------------------------------------------------------
NORWAY--1.1%
Norway (Government of) Bonds, 5.50%, 5/15/09 [NOK]                          5,230,000        530,828


                         14  OPPENHEIMER WORLD BOND FUND

                                                                            PRINCIPAL   MARKET VALUE
                                                                               AMOUNT     SEE NOTE 1
====================================================================================================
 PANAMA--0.5%
 Panama (Republic of) Bonds, 8.875%, 9/30/27                              $    31,000    $    26,195
----------------------------------------------------------------------------------------------------
 Panama (Republic of) Interest Reduction Bonds, 4.50%, 7/17/14(3)             255,000        202,725
                                                                                         -----------
                                                                                             228,920

----------------------------------------------------------------------------------------------------
 PERU--1.1%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(5)                1,167,341        506,860
----------------------------------------------------------------------------------------------------
 PHILIPPINES--0.3%
 Philippines (Republic of) Nts., 10.625%, 3/16/25                             171,000        130,815
----------------------------------------------------------------------------------------------------
 PORTUGAL--0.2%
 Portugal (Republic of) Obrig Do Tes Medio Prazo
 Unsub. Nts., 5.85%, 5/20/10 [EUR]                                            110,000         94,966
----------------------------------------------------------------------------------------------------
 RUSSIA--4.4%
 Russian Federation Unsec. Unsub. Nts.,
 8.75%, 7/24/05                                                               499,000        392,963
 12.75%, 6/24/28                                                              175,000        147,438
----------------------------------------------------------------------------------------------------
 Russian Federation Unsub. Nts.:
 2.50%, 3/31/30(3)                                                          3,740,000      1,413,019
 8.25%, 3/31/10(2)                                                            159,852        102,905
                                                                                         -----------
                                                                                           2,056,325

----------------------------------------------------------------------------------------------------
 SLOVAKIA--0.7%
 Vseobecna Uverova Banka, Unsec. Sub. Nts., 8.188%, 12/28/06(2,3)             380,000        334,400
----------------------------------------------------------------------------------------------------
 SOUTH AFRICA--1.9%
 South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]           7,195,000        913,967
----------------------------------------------------------------------------------------------------
 SPAIN--2.0%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
 4.95%, 7/30/05 [EUR]                                                         850,000        709,617
 5.15%, 7/30/09 [EUR]                                                         290,000        240,229
                                                                                         -----------
                                                                                             949,846

----------------------------------------------------------------------------------------------------
 THE NETHERLANDS--2.1%
 Netherlands (Government of) Bonds, 6.75%, 11/15/05 [EUR]                   1,100,000        994,362
----------------------------------------------------------------------------------------------------
 TURKEY--0.2%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10                                   86,000         83,366
----------------------------------------------------------------------------------------------------
 VENEZUELA--2.4%
 Venezuela (Republic of) Bonds, 9.25%, 9/15/27(9)                             250,000        165,625
----------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Collateralized Par Bonds:
 Series W-A, 6.75%, 3/31/20                                                   415,000        309,175
 Series W-B, 6.75%, 3/31/20                                                    25,000         18,625
----------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Debs., Series DL, 7.875%, 12/18/07(3)                718,573        602,703
----------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18                        15,000         13,650
                                                                                         -----------
                                                                                           1,109,778
                                                                                         -----------
 Total Foreign Government Obligations (Cost $22,399,771)                                  21,555,556


                         15  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL       MARKET VALUE
                                                                                        AMOUNT         SEE NOTE 1
=================================================================================================================
 LOAN PARTICIPATIONS--1.8%
-----------------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Trust III Nts., Tranche 3, 2.387%, 3/4/10(2,3) [JPY]     $   52,529,000     $      324,728
-----------------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(2) [JPY]                 8,100,000             72,143
-----------------------------------------------------------------------------------------------------------------
 ING Barings LLC, Bank Mandiri Linked Nts.,
 Series 5C, 8.344%, 6/1/05(2,3)                                                        250,000            194,062
-----------------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts.:
 10.094%, 8/25/01(2,3)                                                                 180,000            166,500
 10.344%, 8/25/02(2,3)                                                                  90,000             77,288
                                                                                                   --------------
 Total Loan Participations (Cost $836,149)                                                                834,721

=================================================================================================================
 CORPORATE BONDS AND NOTES--6.6%
-----------------------------------------------------------------------------------------------------------------
 Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/1999(2,8,10) [IDR]           850,000,000             13,622
-----------------------------------------------------------------------------------------------------------------
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(2,8,10)            2,000                 --
-----------------------------------------------------------------------------------------------------------------
 Development Bank of Japan Gtd. Unsec. Bonds, 2.875%, 12/20/06 [JPY]                50,000,000            498,420
-----------------------------------------------------------------------------------------------------------------
 Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(2)                        155,000             43,787
-----------------------------------------------------------------------------------------------------------------
 European Investment Bank, 3% Eligible Interest Nts., 9/20/06 [JPY]                 70,000,000            704,584
-----------------------------------------------------------------------------------------------------------------
 Hanvit Bank:
 0%/12.75% Unsec. Sub. Nts., 3/1/10(4,11)                                              315,000            307,912
 0%/12.75% Unsec. Sub. Nts., 3/1/10(11)                                                 84,000             82,110
-----------------------------------------------------------------------------------------------------------------
 Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                                     200,000            185,000
-----------------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(2,8,10)                 185,000              6,012
-----------------------------------------------------------------------------------------------------------------
 Petroleos Mexicanos Bonds, 9.50%, 9/15/27                                              88,000             89,320
-----------------------------------------------------------------------------------------------------------------
 Procter & Gamble Co., 1.50% Sr. Unsec. Unsub. Bonds, 12/7/05 [JPY]                 95,000,000            873,393
-----------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts., 6/18/03(2,8,10)                                                              50,000              6,500
 20% Nts., 3/6/01(8,10) [IDR]                                                    1,000,000,000             13,889
 24% Nts., 6/19/03(8,10) [IDR]                                                     492,900,000              6,846
-----------------------------------------------------------------------------------------------------------------
 Reliance Industries Ltd., 10.25% Unsec. Nts., Series B, 1/15/97                       305,000            254,885
                                                                                                   --------------
 Total Corporate Bonds and Notes (Cost $3,620,579)                                                      3,086,280

                                                                                        SHARES
=================================================================================================================
 COMMON STOCKS--0.1%
-----------------------------------------------------------------------------------------------------------------
 OpTel, Inc., Non-Vtg.(2,10)                                                                45                 --
-----------------------------------------------------------------------------------------------------------------
 Price Communications Corp.(10)                                                          1,105             23,896
                                                                                                   --------------
 Total Common Stocks (Cost $11)                                                                            23,896

                                                                                         UNITS
=================================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-----------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts.:
 Exp. 1/23/03                                                                              206                 --
 Exp. 1/23/03(2)                                                                           119                  1
 Exp. 9/1/04                                                                               350                 --
-----------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                               495                 66
-----------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(2)                                    50                260


                         16  OPPENHEIMER WORLD BOND FUND

                                                                                        MARKET VALUE
                                                                               AMOUNT     SEE NOTE 1
====================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES Continued
----------------------------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03                                               30,000     $       --
----------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(4)                          100          5,781
----------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05(2)                      640             64
                                                                                          ----------
 Total Rights, Warrants and Certificates (Cost $1,731)                                         6,172

                                                                            PRINCIPAL
                                                                               AMOUNT
====================================================================================================
 STRUCTURED INSTRUMENTS--7.3%
----------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Mexican Nuevo Peso Linked Nts.:
 21.25%, 6/16/03 [MXN]                                                     $4,407,961        461,177
 22.20%, 6/9/03 [MXN]                                                       3,879,308        411,461
----------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch), Russian Obligatzii
 Federal'nogo Zaima Linked Nts.:
 Series 25030, Zero Coupon, 146.53%, 12/15/01(2,5) [RUR]                      259,000          6,535
 Series 27001, 20.11%, 2/6/02(2,3) [RUR]                                      167,330          5,099
 Series 27002, 20.11%, 5/22/02(2,3) [RUR]                                      75,800          2,261
 Series 27003, 20.11%, 6/5/02(2,3) [RUR]                                      143,730          4,278
 Series 27004, 20.11%, 9/18/02(2,3) [RUR]                                      83,250          2,434
 Series 27005, 20.055%, 10/9/02(2,3) [RUR]                                    169,330          4,829
 Series 27006, 20.055%, 1/22/03(2,3) [RUR]                                    239,430          6,691
 Series 27007, 20.11%, 2/5/03(2,3) [RUR]                                      323,860          9,040
 Series 27008, 20.11%, 5/21/03(2,3) [RUR]                                      75,800          2,079
 Series 27009, 20.11%, 6/4/03(2,3) [RUR]                                      357,620          9,774
 Series 27009, 20.11%, 6/4/03(2,3) [RUR]                                      772,702         21,118
 Series 27010, 20.11%, 9/17/03(2,3) [RUR]                                      75,800          2,045
 Series 27011, 20.055%, 10/8/03(2,3) [RUR]                                    440,870         11,612
 Series 28001, 20.055%, 1/21/04(2,3) [RUR]                                     75,800          1,964
 Series L, 20.055%, 1/21/04(2,3) [RUR]                                         68,820          1,783
 Series L, 20.055%, 1/22/03(2,3) [RUR]                                         68,820          1,923
 Series L, 20.055%, 10/8/03(2,3) [RUR]                                         68,820          1,813
 Series L, 20.055%, 10/9/02(2,3) [RUR]                                         68,820          1,963
 Series L, 20.11%, 2/5/03(2,3) [RUR]                                           68,820          1,921
 Series L, 20.11%, 2/6/02(2,3) [RUR]                                           68,820          2,097
 Series L, 20.11%, 5/21/03(2,3) [RUR]                                          68,820          1,887
 Series L, 20.11%, 5/22/02(2,3) [RUR]                                          68,820          2,053
 Series L, 20.11%, 6/4/03(2,3) [RUR]                                           68,820          1,881
 Series L, 20.11%, 6/5/02(2,3) [RUR]                                           68,820          2,048
 Series L, 20.11%, 9/17/03(2,3) [RUR]                                          68,820          1,856
 Series L, 20.11%, 9/18/02(2,3) [RUR]                                          68,820          2,012
 Series L, Zero Coupon, 53.77%, 12/15/01(2,5) [RUR]                           235,000          5,929
----------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Turkish Lira Linked Nts., 11%, 12/11/00                  1,300,000      1,325,480
----------------------------------------------------------------------------------------------------
 ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01             550         40,403
----------------------------------------------------------------------------------------------------
 Salomon Brothers, Inc., Zero Coupon Brazilian Eligible Interest
 Linked Nts., 11.24%, 4/9/01(11)                                              455,000        354,764
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Mexican Nuevo Peso
 Linked Nts., 18.65%, 8/25/03 [MXN]                                         4,638,171        468,930
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkish Lira
 Linked Nts., 11%, 1/17/01                                                    249,352        256,573
                                                                                          ----------
 Total Structured Instruments (Cost $3,471,503)                                            3,437,713


                         17  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     MARKET VALUE
                                              DATE           STRIKE      CONTRACTS     SEE NOTE 1
=================================================================================================
 OPTIONS PURCHASED--0.0%
-------------------------------------------------------------------------------------------------
 European Monetary Unit Call               12/5/00      [EUR] 0.937        613,407       $    582
-------------------------------------------------------------------------------------------------
 South Korean Won Call                    11/28/00      [KRW] 1,100      1,140,000            456
-------------------------------------------------------------------------------------------------
 Thailand Baht Call(2)                     12/6/00      [THB] 38.00     97,090,000             --
                                                                                         --------
 Total Options Purchased (Cost $72,700)                                                     1,038


                                                                         PRINCIPAL
                                                                            AMOUNT
=================================================================================================
 REPURCHASE AGREEMENTS--6.1%
-------------------------------------------------------------------------------------------------
 Repurchase agreement with PaineWebber, Inc., 6.55%, dated
 10/31/00, to be repurchased at $2,874,523 on 11/1/00, collateralized by Government National Mortgage Assn., 8%-8.50%, 3/20/30-9/20/30,
 with a value of $2,989,638 (Cost $2,874,000 )                         $ 2,874,000      2,874,000
-------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $46,898,433)                               97.3%    45,687,515
-------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                               2.7      1,288,750
                                                                       --------------------------
 NET ASSETS                                                                  100.0%   $46,976,265
                                                                       ==========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

ARP  Argentine Peso             JPY  Japanese Yen
EUR  Euro                       KRW  South Korean Won
CAD  Canadian Dollar            MXN  Mexican Nuevo Peso
FRF  French Franc               NOK  Norwegian Krone
GBP  British Pound Sterling     RUR  Russian Ruble
GRD  Greek Drachma              THB  Thailand Baht
IDR  Indonesian Rupiah          ZAR  South African Rand

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
2. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $627,840 or 1.34% of the Fund's net assets as of October 31, 2000.
5. Zero coupon bonds reflects the effective yield on the date of purchase.
6. Securities with an aggregate market value of $492,149 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
7. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
8. Issuer is in default.


                         18  OPPENHEIMER WORLD BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                           PRINCIPAL/
                                            CONTRACTS     EXPIRATION      EXERCISE         PREMIUM    MARKET VALUE
                                  SUBJECT TO CALL/PUT           DATE         PRICE        RECEIVED      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 European Monetary Unit Put                  $560,353        12/5/00        $0.856         $ 5,828       $  14,803
 Venezuela (Republic of) Bonds
 9.25%, 9/15/27 Call                              130       11/13/00        68.800%          1,534              82
                                                                                           -----------------------
                                                                                           $ 7,362       $  14,885
                                                                                           =======================


10. Non-income-producing security.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHICAL DIVERSIFICATION                         MARKET VALUE                  PERCENT
--------------------------------------------------------------------------------------------
 United States                                       $ 17,825,852                      38.9%
 Finland                                                2,470,512                       5.4
 Russia                                                 2,215,653                       4.8
 Italy                                                  2,166,710                       4.7
 Mexico                                                 2,018,818                       4.4
 Brazil                                                 1,679,437                       3.7
 Turkey                                                 1,665,419                       3.6
 Argentina                                              1,501,717                       3.3
 Great Britain                                          1,360,983                       3.0
 Japan                                                  1,242,711                       2.7
 France                                                 1,144,319                       2.5
 Venezuela                                              1,109,778                       2.4
 The Netherlands                                          994,362                       2.2
 Spain                                                    949,846                       2.1
 South Africa                                             913,967                       2.0
 Supranational                                            704,584                       1.5
 Germany                                                  598,179                       1.3
 Norway                                                   530,828                       1.2
 Peru                                                     506,860                       1.1
 Indonesia                                                484,719                       1.1
 Belgium                                                  458,908                       1.0
 Canada                                                   455,802                       1.0
 Algeria                                                  396,871                       0.9
 Korea, Republic of (South)                               390,023                       0.9
 Slovakia                                                 334,400                       0.7
 India                                                    254,885                       0.6
 Ecuador                                                  253,426                       0.6
 Panama                                                   228,920                       0.5
 Colombia                                                 173,340                       0.4
 Bulgaria                                                 159,931                       0.4
 Greece                                                   153,749                       0.3
 Philippines                                              130,815                       0.3
 Portugal                                                  94,966                       0.2
 Ivory Coast                                               72,437                       0.2
 Chile                                                     43,788                       0.1
                                                     ----------------------------------------
 Total                                               $ 45,687,515                     100.0%
                                                     ========================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         19  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000
--------------------------------------------------------------------------------

=================================================================================================
 ASSETS
-------------------------------------------------------------------------------------------------
 Investments, at value (cost $46,898,433)--see accompanying statement                $ 45,687,515
-------------------------------------------------------------------------------------------------
 Cash                                                                                     128,395
-------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                     97,066
-------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                               935,194
 Investments sold                                                                         919,332
 Shares of beneficial interest sold                                                       186,880
 Closed foreign currency contracts                                                         13,311
 Other                                                                                        459
                                                                                     ------------
 Total assets                                                                          47,968,152

=================================================================================================
 LIABILITIES
-------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                                     16,624
-------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $7,362)--see accompanying statement          14,885
-------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                    573,209
 Dividends                                                                                110,897
 Trustees' compensation                                                                    73,826
 Shareholder reports                                                                       51,384
 Legal, auditing and other professional fees                                               41,069
 Transfer and shareholder servicing agent fees                                             33,767
 Shares of beneficial interest redeemed                                                    29,265
 Daily variation on futures contracts                                                      20,884
 Distribution and service plan fees                                                         9,442
 Other                                                                                     16,635
                                                                                     ------------
 Total liabilities                                                                        991,887

=================================================================================================
 NET ASSETS                                                                          $ 46,976,265
                                                                                     ============

=================================================================================================
 COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------
 Par value of shares of capital stock                                                $     68,190
-------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                            56,681,713
-------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                   (241,655)
-------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions        (8,367,453)
-------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                              (1,164,530)
                                                                                     ------------
 NET ASSETS                                                                          $ 46,976,265
                                                                                     ============


                         20  OPPENHEIMER WORLD BOND FUND

=================================================================================================
 NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $37,431,549 and 5,433,289 shares of beneficial interest outstanding)                       $6.89
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                $7.23
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,786,184
 and 1,130,041 shares of beneficial interest outstanding)                                   $6.89
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,758,532
 and 255,654 shares of beneficial interest outstanding)                                     $6.88


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         21  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest (net of foreign withholding taxes of $12,036)                      $ 4,279,624
----------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $11)                                  64
                                                                             -----------
 Total income                                                                  4,279,688

----------------------------------------------------------------------------------------
 EXPENSES
 Management fees                                                                 315,415
----------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                          72,473
 Class B                                                                          51,927
 Class C                                                                          14,403
----------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                    90,529
----------------------------------------------------------------------------------------
 Shareholder reports                                                              50,807
----------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                      45,601
----------------------------------------------------------------------------------------
 Custodian fees and expenses                                                      22,096
----------------------------------------------------------------------------------------
 Other                                                                            21,710
                                                                             -----------
 Total expenses                                                                  684,961
 Less expenses paid indirectly                                                    (8,081)
                                                                             -----------
 Net expenses                                                                    676,880

----------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                         3,602,808

----------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                           404,863
 Closing of futures contracts                                                    329,262
 Closing and expiration of option contracts written                               10,136
 Foreign currency transactions                                                (2,488,612)
                                                                             -----------
 Net realized loss                                                            (1,744,351)

----------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                     413,542
 Translation of assets and liabilities denominated in foreign currencies        (381,514)
                                                                             -----------
 Net change                                                                       32,028
                                                                             -----------
 Net realized and unrealized loss                                             (1,712,323)

----------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 1,890,485
                                                                             ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         22  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF CHANGES IN NET ASSETS


 YEAR ENDED OCTOBER 31,                                              2000              1999
-------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                       $  3,602,808      $  4,341,652
-------------------------------------------------------------------------------------------
 Net realized gain (loss)                                      (1,744,351)       (2,898,137)
-------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)              32,028         1,221,282
                                                             ------------------------------
 Net increase in net assets resulting from operations           1,890,485         2,664,797

-------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                       (1,534,312)       (2,671,354)
 Class B                                                         (191,800)          (69,360)
 Class C                                                          (53,664)          (50,388)
-------------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                       (1,276,597)       (1,017,454)
 Class B                                                         (159,583)          (80,561)
 Class C                                                          (44,651)          (22,828)

-------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                        3,990,989        (3,211,011)
 Class B                                                        5,265,369         1,832,386
 Class C                                                        1,026,231           219,731

-------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase (decrease)                                      8,912,467        (2,406,042)
-------------------------------------------------------------------------------------------
 Beginning of period                                           38,063,798        40,469,840
                                                             ------------------------------
 End of period (including overdistributed net investment
 income of $241,655 and $139,724, respectively)              $ 46,976,265      $ 38,063,798
                                                             ==============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         23  OPPENHEIMER WORLD BOND FUND

 FINANCIAL HIGHLIGHTS

CLASS A    YEAR ENDED OCTOBER 31,                       2000           1999           1998              1997              1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period              $     7.10     $     7.33     $     8.28        $     8.31        $     7.91
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .62            .80            .72               .72               .73
Net realized and unrealized gain (loss)                 (.27)          (.31)          (.97)             (.08)              .34
                                                  --------------------------------------------------------------------------------
Total income (loss) from
investment operations                                    .35            .49           (.25)              .64              1.07
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.33)          (.51)          (.64)             (.67)             (.67)
Tax return of capital                                   (.23)          (.21)          (.06)               --                --
                                                  --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.56)          (.72)          (.70)             (.67)             (.67)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     6.89     $     7.10     $     7.33        $     8.28        $     8.31
                                                  ================================================================================
Market value, end of period                              N/A            N/A            N/A        $     8.06        $     7.50
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                     5.09%          7.07%         (3.25)%            7.94%            14.14%
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
TOTAL RETURN, AT MARKET VALUE(2)                         N/A            N/A            N/A             16.42%            16.40%

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $   37,432     $   34,553     $   38,950        $   54,781        $   54,962
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   35,414     $   36,620     $   48,542        $   55,339        $   53,309
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   8.77%         11.16%          8.94%             8.65%             9.04%
Expenses                                                1.51%          1.74%          1.56%(4)          1.20%(4)          1.28%(4)
Expenses, net of indirect expenses                      1.49%          1.72%           N/A               N/A               N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  218%           237%           344%              289%              261%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         24  OPPENHEIMER WORLD BOND FUND

 CLASS B    YEAR ENDED OCTOBER 31,                     2000        1999           1998(1)
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $    7.11     $    7.34     $    8.15
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .58           .72           .25
 Net realized and unrealized loss                       (.29)         (.29)         (.73)
                                                   -------------------------------------------
 Total income (loss) from
 investment operations                                   .29           .43          (.48)
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.28)         (.45)         (.27)
 Tax return of capital                                  (.23)         (.21)         (.06)
                                                   -------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.51)         (.66)         (.33)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                    $    6.89     $    7.11     $    7.34
                                                   ===========================================

----------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                    4.21%         6.22%        (5.93)%

----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $   7,786     $   2,736     $     933
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $   5,205     $   1,607     $     340
----------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                  7.48%        10.81%        10.97%(4)
 Expenses                                               2.31%         2.49%         2.74%(4,5)
 Expenses, net of indirect expenses                     2.29%         2.47%          N/A
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                  218%          237%          344%



1. For the period from April 27, 1998 (inception of offering) to October 31,
1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. This information may not be representative of future ratios.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         25 OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS Continued

 CLASS C    YEAR ENDED OCTOBER 31,                      2000          1999        1998(1)
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $    7.10     $    7.33     $    8.15
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .58           .75           .34
 Net realized and unrealized loss                       (.29)         (.31)         (.83)
                                                   -------------------------------------------
 Total income (loss) from
 investment operations                                   .29           .44          (.49)
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.28)         (.46)         (.27)
 Tax return of capital                                  (.23)         (.21)         (.06)
                                                   -------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.51)         (.67)         (.33)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                    $    6.88     $    7.10     $    7.33
                                                   ===========================================

----------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                    4.18%         6.24%        (6.09)%

----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $   1,759     $     775     $     587
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $   1,442     $     809     $     253
----------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                  7.55%        10.14%         9.24%(4)
 Expenses                                               2.31%         2.54%         2.62%(4,5)
 Expenses, net of indirect expenses                     2.29%         2.52%          N/A
----------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 218%          237%          344%


1. For the period from April 27, 1998 (inception of offering) to October 31,
1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. This information may not be representative of future ratios.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        26  OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of October 31, 2000, the market value of these securities comprised 7.3% of the Fund's net assets and resulted in unrealized losses in the current period of $33,790. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The
 Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2000, securities with an aggregate market value of $119,306, representing 0.25% of the Fund's net assets, were in default.

                       27 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES  Continued

 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

   As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:


 EXPIRING
 ------------------------
 2002          $3,887,244
 2003             835,303
 2006           2,547,604
 2007           1,101,025

-------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2000, a credit of $11,547 was made for the Fund's projected benefit obligations and payments of $2,592 were made to retired trustees, resulting in an accumulated liability of $73,129 as of October 31, 2000.

                       28  OPPENHEIMER WORLD BOND FUND

 The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $1,784,583, a decrease in undistributed net investment income of $444,132, and a decrease in accumulated net realized loss on investments of $2,228,715. Net assets of the Fund were unaffected by the reclassifications. As noted in the Statement of Changes in Net Assets, the Fund realized a tax return of capital of $1,480,831.

--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                        29 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES  Continued

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the year ended October 31, 2000, were as follows:

                                  YEAR ENDED OCTOBER 31, 2000             YEAR ENDED OCTOBER 31, 1999
                                  SHARES               AMOUNT             SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                         1,537,690             $10,848,133            390,587         $  2,817,009
 Dividends and/or
 distributions reinvested       155,096               1,093,128            163,761            1,175,569
 Redeemed                    (1,124,238)             (7,950,272)        (1,001,683)          (7,203,589)
                             ----------------------------------------------------------------------------
 Net increase (decrease)        568,548             $ 3,990,989           (447,335)        $ (3,211,011)
                             ============================================================================


---------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                           893,346             $ 6,314,722            361,517         $  2,585,614
 Dividends and/or
 distributions reinvested        31,325                 220,617             13,053               93,470
 Redeemed                      (179,582)             (1,269,970)          (116,778)            (846,698)
                             ----------------------------------------------------------------------------
 Net increase                   745,089             $ 5,265,369            257,792         $  1,832,386
                             ============================================================================


---------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                           233,294             $ 1,639,965            102,151         $    744,459
 Dividends and/or
 distributions reinvested         7,887                  55,478              4,047               29,065
 Redeemed                       (94,737)               (669,212)           (77,118)            (553,793)
                             ----------------------------------------------------------------------------
 Net increase                   146,444             $ 1,026,231             29,080         $    219,731
                             ============================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $87,225,598 and $81,194,885, respectively.

   As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $46,900,146 was:

 Gross unrealized appreciation   $   689,037
 Gross unrealized depreciation    (1,901,668)
                                 ------------
 Net unrealized depreciation     $(1,212,631)
                                 ============


                       30  OPPENHEIMER WORLD BOND FUND

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      AGGREGATE        CLASS A     COMMISSIONS    COMMISSIONS     COMMISSIONS
                      FRONT-END      FRONT-END      ON CLASS A     ON CLASS B      ON CLASS C
                  SALES CHARGES  SALES CHARGES          SHARES         SHARES          SHARES
                     ON CLASS A    RETAINED BY     ADVANCED BY    ADVANCED BY     ADVANCED BY
 YEAR ENDED              SHARES    DISTRIBUTOR   DISTRIBUTOR(1) DISTRIBUTOR(1)  DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------
 October 31, 2000      $132,279        $40,397          $2,638       $194,171         $15,864

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    CLASS A                        CLASS B                     CLASS C
                        CONTINGENT DEFERRED            CONTINGENT DEFERRED         CONTINGENT DEFERRED
                              SALES CHARGES                  SALES CHARGES               SALES CHARGES
 YEAR ENDED         RETAINED BY DISTRIBUTOR        RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------
 October 31, 2000                       $--                        $10,808                      $1,275

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October
 31, 2000, payments under the Class A plan totaled $72,473 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $1,448 paid to an


                       31  OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                   DISTRIBUTOR'S   DISTRIBUTOR'S
                                                       AGGREGATE    UNREIMBURSED
                                                    UNREIMBURSED   EXPENSES AS %
                 TOTAL PAYMENTS   AMOUNT RETAINED       EXPENSES   OF NET ASSETS
                     UNDER PLAN    BY DISTRIBUTOR     UNDER PLAN        OF CLASS
--------------------------------------------------------------------------------
 Class B Plan           $51,927           $47,102       $270,603           3.48%
 Class C Plan            14,403             9,675         22,933           1.30

--------------------------------------------------------------------------------

 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.


                       32  OPPENHEIMER WORLD BOND FUND

 The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

   Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

 As of October 31, 2000, the Fund had outstanding foreign currency contracts as follows:


                                                        CONTRACT  VALUATION AS OF      UNREALIZED       UNREALIZED
 CONTRACT DESCRIPTION          EXPIRATION DATE     AMOUNT (000S)    OCT. 31, 2000    APPRECIATION     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Japanese Yen (JPY)                   12/11/00
                                      12/12/00        JPY 43,900       $  405,097        $     --       $   1,017
                                                                                      -----------------------------
 CONTRACTS TO SELL
 British Pound Sterling (GBP)         11/27/00            GBP 80          116,226             569              --
 Canadian Dollar (CAD)                11/30/00         CAD 1,040          681,391              --             361
 Euro (EUR)                            1/16/01         EUR 3,385        2,879,066          88,834              --
 Japanese Yen (JPY)                    9/10/01        JPY 26,500          255,891           7,663              --
 South African Rand (ZAR)              1/22/01         ZAR 6,808          892,735              --          15,246
                                                                                      -----------------------------
                                                                                           97,066          15,607
                                                                                      -----------------------------
 Total Unrealized Appreciation and Depreciation                                          $ 97,066         $16,624
                                                                                      =============================

================================================================================
 6. FUTURES CONTRACTS

 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.



                       33  OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 6. FUTURES CONTRACTS  Continued
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of October 31, 2000, the Fund had outstanding futures contracts as follows:

                           EXPIRATION   NUMBER OF    VALUATION AS OF     UNREALIZED
 CONTRACT DESCRIPTION            DATE   CONTRACTS   OCTOBER 31, 2000   DEPRECIATION
-------------------------------------------------------------------------------------
 CONTRACTS TO SELL
 Japan (Government of)
 Bonds, 10 yr.                12/8/00           5           $610,587       $ 11,494
 U.S. Treasury Nts., 10 yr.  12/19/00           8            805,625          5,437
                                                                          -----------
                                                                            $16,931
                                                                          ===========


===============================================================================
 7. OPTION ACTIVITY
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.



                       34  OPPENHEIMER WORLD BOND FUND

 Written option activity for the year ended October 31, 2000 was as follows:


                                             CALL OPTIONS               PUT OPTIONS
                               -------------------------------------------------------
                                 NUMBER OF      AMOUNT OF     NUMBER OF   AMOUNT OF
                                 CONTRACTS       PREMIUMS     CONTRACTS    PREMIUMS
--------------------------------------------------------------------------------------
 Options outstanding as of
 October 31, 1999                       --       $     --     2,319,290    $ 12,682
 Options written                80,000,706         15,297     2,130,758      30,467
 Options closed or expired     (80,000,405)       (11,321)     (270,000)     (1,192)
 Options exercised                    (171)        (2,442)   (3,619,695)    (36,129)
                               -------------------------------------------------------
 Options outstanding as of
 October 31, 2000                      130        $ 1,534       560,353     $ 5,828
                               =======================================================

------------------------------------------------------------------------------
 8. ILLIQUID SECURITIES

 As of October 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of October 31, 2000, was $2,288,574, which represents 4.87% of the Fund's net assets.

------------------------------------------------------------------------------
 9. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at October 31, 2000.

------------------------------------------------------------------------------
 10. OTHER MATTERS

 On April 13, 2000, the Board of Trustees approved the reorganization of Oppenheimer World Bond Fund with and into Oppenheimer International Bond Fund. Shareholders of Oppenheimer World Bond Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer International Bond Fund. If shareholder approval is received, it is expected that the reorganization will occur during the first quarter of calendar 2001.

                       35  OPPENHEIMER WORLD BOND FUND

 INDEPENDENT AUDITORS' REPORT
================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER WORLD BOND FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer World Bond Fund as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 November 21, 2000


                       36  OPPENHEIMER WORLD BOND FUND

 FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
 In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       37  OPPENHEIMER WORLD BOND FUND

OPPENHEIMER WORLD BOND FUND

===============================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Ruggero de'Rossi, Vice President
                         Arthur P. Steinmetz, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary


===============================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.


===============================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.


===============================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT


===============================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES


===============================================================================
INDEPENDENT AUDITORS     KPMG LLP


===============================================================================
LEGAL COUNSEL            Mayer, Brown & Platt

                         For more complete information about Oppenheimer World Bond Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                         OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.

        (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                        38 OPPENHEIMER WORLD BOND FUND

OPPENHEIMERFUNDS FAMILY

----------------------------------------------------------------------------------------------------------
GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------
               Developing Markets Fund          Global Fund
               International Small Company Fund Quest Global Value Fund
               Europe Fund                      Global Growth & Income Fund
               International Growth Fund

----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
               Stock                            Stock & Bond
               Emerging Technologies Fund       Main Street(R) Growth & Income Fund
               Enterprise Fund                  Quest Opportunity Value Fund
               Discovery Fund                   Total Return Fund
               Main Street(R) Small Cap Fund    Quest Balanced Value Fund
               Quest Small Cap Fund(1)          Capital Income Fund
               MidCap Fund                      Multiple Strategies Fund
               Main Street(R) Opportunity Fund  Disciplined Allocation Fund
               Growth Fund                      Convertible Securities Fund
               Capital Appreciation Fund
               Large Cap Growth Fund
               Disciplined Value Fund           Specialty
               Quest Capital Value Fund         Real Asset Fund(R)
               Quest Value Fund                 Gold & Special Minerals Fund
               Trinity Growth Fund
               Trinity Core Fund
               Trinity Value Fund

----------------------------------------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------------------------------------
               Taxable                          Municipal
               International Bond Fund          California Municipal Fund(3)
               World Bond Fund(2)               Main Street(R) California Municipal Fund(2,3)
               High Yield Fund                  Florida Municipal Fund(3)
               Champion Income Fund             New Jersey Municipal Fund(3)
               Strategic Income Fund            New York Municipal Fund(3)
               Bond Fund                        Pennsylvania Municipal Fund(3)
               Senior Floating Rate Fund        Municipal Bond Fund
               U.S. Government Trust            Insured Municipal Fund(2)
               Limited-Term Government Fund     Intermediate Municipal Fund

                                                Rochester Division
                                                Rochester Fund Municipals
                                                Limited Term New York Municipal Fund

----------------------------------------------------------------------------------------------------------
MONEY MARKET(4)
----------------------------------------------------------------------------------------------------------
               Money Market Fund                Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.

2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund, subject to shareholder approval.

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                       39  OPPENHEIMER WORLD BOND FUND

                     This page intentionally left blank.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website-- we're here to help.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
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--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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economy and issues that may affect your investments
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--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------
TICKER SYMBOLS   Class A: OWBAX   Class B: N/A   Class C: N/A
--------------------------------------------------------------------------------
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unavailable.

RA0705.001.1000   December 30, 2000                      [OPPENHEIMERFUNDS LOGO]